UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 17, 2024

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock	ADVM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 17, 2024, Adverum Biotechnologies, Inc. (the “Company”) updated its corporate presentation for use in meetings with investors, analysts and others. A copy of the corporate presentation is furnished as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 17, 2024, the Company announced efficacy and safety results from the pre-specified 26-week interim analysis from the LUNA Phase 2 trial of Ixoberogene soroparvovec (Ixo-vec) in patients with wet age-related macular degeneration (AMD).

LUNA Trial Background and Baseline Demographics

The LUNA trial is an ongoing double-masked, randomized Phase 2 trial. 60 patients with wet AMD were enrolled equally across two dose cohorts, 6E10 or 2E11 vg/eye. The trial is designed to inform the selection of Ixo-vec dose(s) and corticosteroid prophylactic regimen(s) for Phase 3 registrational trials. In addition to assessing the two doses of Ixo-vec, LUNA is evaluating enhanced prophylactic regimens, with patients receiving one of two locally administered corticosteroid regimens, with or without oral prednisone.

As of the February 14, 2024 data cut-off date for the landmark interim analysis, 58 patients had completed the 26-week study visit, with two discontinuations related to adverse events unrelated to study drug. The trial was designed to assess a broad wet AMD population, including patients requiring frequent anti-vascular endothelial growth factor (VEGF) injections before enrolling in LUNA: at baseline, mean annualized prior anti-VEGF injections were 10.1 (2.6 SD), mean central subfield thickness was 350.6 (115.2 SD), and mean best corrected visual acuity (BCVA) was 72.3 (7.7).

At the interim analysis,100% (n=20) of patients receiving the difluprednate-alone prophylactic regimen have completed their prophylaxis regimen, enabling evaluation of this regimen.

As previously reported in February 2024, the Company implemented a protocol amendment to extend the Ozurdex®-containing regimens with a course of difluprednate drops. As a result of this protocol amendment extending prophylaxis beyond the 26-week interim analysis landmark for some patients, 35.6% of patients in the Ozurdex + difluprednate prophylactic arm have not completed the scheduled regimen as of the 26-week interim analysis data cut-off date, limiting the Company’s ability to fully evaluate this prophylactic arm at the interim analysis.

The LUNA trial builds on the Company’s experience with the OPTIC study, for which landmark 2-year data was published in The Lancet’s eclinicalmedicine and landmark 3-year data was presented at the American Academy of Ophthalmology 2023 Annual Meeting.

LUNA Efficacy and Safety Results from the Pre-Specified 26-week Interim Analysis

Both the 6E10 and 2E11 doses demonstrated maintenance of visual and anatomic outcomes. Notably, both doses resulted in a potentially best-in-class percentage of patients remaining free of anti-VEGF injections and reduction in annualized anti-VEGF injections, with data trending similar to or better than the OPTIC study.

•	Treatment Burden Reduction

•	Ixo-vec demonstrated a significant proportion of patients injection free at both doses at week 26.

•	6E10: 76% of patients injection free (n=29)

•	2E11: 83% of patients injection free (n=29)

•	Ixo-vec demonstrated a significant reduction in mean annualized anti-VEGF injections at week 26.

•	6E10: 90% reduction in mean annualized anti-VEGF injections

•	2E11: 95% reduction in mean annualized anti-VEGF injections

•	Visual (BCVA) and Anatomic (CST) Outcomes:

•	Visual acuity was maintained at both dose levels – least squares mean BCVA change from baseline at week 26 (95% CI):

•	6E10: -1.1 (-3.5, 1.2)

•	2E11: -2.2 (-4.5, 0.2)

•	Fluid control was maintained at both dose levels – least squares mean central subfield thickness (CST) (μm) change from baseline at week 26 (95% CI):

•	6E10: -12.6 (-30.2, 5.0)

•	2E11: -12.0 (-30.0, 6.0)

•	Sub-group with CST >300 um at baseline (n=33): -30.2 (-55.2, -5.1)

•	Safety Summary

•	Ixo-vec was well tolerated at both doses.

•	No Ixo-vec-related serious adverse events

•	No episcleritis, vasculitis, retinitis, choroiditis, vascular occlusion, or hypotony

•

All Ixo-vec-related adverse events were either mild or moderate. The most common Ixo-vec-related adverse events were dose-dependent anterior inflammation responsive to local corticosteroids and anterior pigmentary changes with no impact on vision

•	Improved inflammatory profile observed with enhanced corticosteroid prophylaxis in LUNA as compared to OPTIC.

•	Oral prednisone did not demonstrate incremental benefit.

•	Ozurdex without difluprednate did not provide adequate prophylaxis.

•	Safety Sub-group Analysis of the Diflupredenate-Alone Prophylactic Regimen

•	100% (n=20) of patients receiving the difluprednate-alone prophylactic regimen have completed their prophylaxis, enabling evaluation of this regimen at the interim analysis.

•	Inflammation was dose-dependent and, when present, was responsive to local corticosteroids.

•	6E10 (n=10): 100% of patients have no or minimal inflammation (0 or 0.5+ AC cells) at the 26-week timepoint.

•	No participants at 6E10 received corticosteroids for treatment of inflammation beyond the scheduled prophylaxis.

•	2E11 (n=10): 90% of patients have no or minimal inflammation at the 26-week timepoint. Topical difluprednate effectively managed inflammation when present.

•	Patient Preference Survey 26-Week Results

•

For the LUNA interim analysis, a pre-specified Patient Preference Survey was performed at week 26 to understand patient preferences after receiving Ixo-vec, including whether patients preferred Ixo-vec, along with the accompanying prophylactic regimen, over prior treatments and whether patients would elect to receive Ixo-vec in the fellow eye.

•

At the 26-week landmark analysis, 88% (n=57) of the entire LUNA patient population responded that they would prefer Ixo-vec therapy over the prior treatment(s) they received, and 93% responded that they would want to receive Ixo-vec in the fellow-eye if they had bilateral disease.

•	Of the patients receiving 6E10 and the difluprednate-alone prophylactic regimen:

•	100% responded that they would prefer Ixo-vec therapy over the prior treatments received; and,

•	100% responded that they would want to receive Ixo-vec in the fellow eye.

Upcoming Anticipated Milestones

•	2H 2024: Continued FDA and EMA formal and informal regulatory interactions

•	4Q 2024: Presentation of landmark LUNA 9-month analysis

•	4Q 2024: Phase 3 pivotal trial design update

•	1Q 2025: Presentation of landmark LUNA 52-week analysis

•	H1 2025: Planned initiation of Phase 3 trial

Forward-Looking Statements

Statements contained in this Item 8.01 regarding events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to statements regarding the potential benefits of Ixo-vec as a treatment for wet AMD and anticipated timing of interim data and trial design update for the Phase 2 LUNA trial and initiation of a Phase 3 trial. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including risks inherent to, without limitation: the Company’s novel technology, which makes it difficult to predict the timing of commencement and completion of clinical trials; regulatory uncertainties; enrollment uncertainties; the results of early clinical trials not always being predictive of future clinical trials and results; and the potential for future complications or side effects in connection with use of Ixo-vec. Additional risks and uncertainties facing the Company are set forth under the caption “Risk Factors” and elsewhere in Company’s Securities and Exchange Commission (SEC) filings and reports, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 9, 2024. All forward-looking statements contained in this Item 8.01 speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Corporate Presentation, dated July 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adverum Biotechnologies, Inc.

Dated: July 17, 2024	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer